ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated November 7, 2017 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), and the Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

Effective January 1, 2018, Andrew W. Lo will no longer serve as a Co-Portfolio Manager of the Portfolio and he will transition to a new role at AlphaSimplex Group, LLC as Chairman Emeritus and Senior Advisor. David E. Kuenzi, Alexander D. Healy, Peter A. Lee and Philippe P. Lüdi will continue to serve as portfolio managers for the Portfolio.

To reflect this change, effective January 1, 2018, the Trust’s Prospectus, and SAI, and the Portfolio’s Summary Prospectus are hereby revised as follows:

I.	All references and information pertaining to Andrew W. Lo are hereby deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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